UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2019

SYNDICATED RESORTS ASSOCIATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56033	47-5018835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5530 South Valley View Blvd, Suite 105

Las Vegas, Nevada 89118

(Address of principal executive offices)

480-666-4116

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(1) of the Exchange Act. [  ]

SYNDICATED RESORTS ASSOCIATION INC.

Form 8-K

Current Report

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Non-Binding Letter of Intent with Infinite.Travel

On August 8, 2019, Syndicated Resorts Association, Inc., a Nevada corporation (“SRA” or the “Company”), and Infinite.travel (“Infinite”) entered into a Non-binding Letter of Intent (the “LOI”) to outline the terms of a prospective Joint Venture (the “JV”) by and between the parties. Under the terms of the proposed JV, Infinite (i) will agree to provide full customer service, and discount travel bookings via its private travel platform, (ii) will assist in marketing and inbound call by referring staff and campaigns; (iii) will help in sales via, the supply of contracts, content, presentation, and information; and (iv) will assist in a creative suggestive manner for media commercials. In exchange, SRA (i) will agree to fund and create media commercials promoting Infinite travel; (2) will financially support and preserve the success of an inbound call center; and (iii) will provide merchant services as required. As consideration for their respective performance under the proposed JV, the parties agree that they will each receive a share of the profits of the JV after as calculated after cost. The closing of the transactions contemplated by the LOI (the “Closing”) will be completed as soon as reasonably possible following the execution of the LOI, subject to due diligence.

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ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission.

10.5*	Form of Letter of Intent between Syndicated Resorts Association, Inc. and Infinite.travel

*	Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDICATED RESORTS ASSOCIATION INC.
Date: August 13, 2019	By:	/s/ William Barber
William Barber
Chief Executive Officer

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